SECURITIES AND EXCHANGE COMMISSION

                             Washington, D C. 20549

                            Form 8-K Amendment No. 1

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 28, 2000

                                 DOCUPORT, INC.
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             (Exact name of registrant as specified in its charter)

               DELAWARE               000-28451               22-3649272
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    (State or other jurisdiction     (Commission           (I.R.S. Employer
          of incorporation)          File Number)         Identification No.)

                81 TWO BRIDGES ROAD, FAIRFIELD, NEW JERSEY 07004
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              (Address of principal executive offices)   (Zip Code)

    Registrant's telephone number, including area code......... 973-882-3177

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         (Former name or former address, if changed since last report.)
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Item 4. Changes in Registrant's Certifying Accountant

      The following supplements the registrant's Form 8-K which was filed with respect to the registrant's recent change of certifying accountant from BDO Dunwoody to J.H. Cohn & Co.

      During the registrant's two most recent fiscal years, ending December 31, 1998 and December 31, 1999, and the subsequent interim period through the date of such dismissal, on March 30, 2000, there were no disagreements with BDO Dunwoody on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to the satisfaction of BDO Dunwoody, would have caused it to make reference to the subject matter of the disagreement in connection with its report.

      The registrant has provided BDO Dunwoody with a copy of the disclosures it is making in response to these items.

      The registrant has requested BDO Dunwoody to furnish it with a letter addressed to the Commission stating whether it agrees with the statements made by the registrant in response to these items. BDO Dunwoody agrees with all such statments in its letter, a copy of which is attached as Exhibit 16 to this Form 8-K.

Item 7. Exhibits

      16. Letter from BDO Dunwoody.

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Docuport, Inc.,

                                               a Delaware Corporation


Date: May 5, 2000                      By: /s/ Norman Docteroff
                                           -------------------------------------
                                               Norman Docteroff, President
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EXHIBIT INDEX

Exhibit Number                      Description
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16.                                 Letter from BDO Dunwoody